Safety and Efficacy of CTX001™ in Patients With Transfusion-Dependent β-Thalassemia or Sickle Cell Disease: Early Results From the CLIMB THAL-111 and CLIMB SCD-121 Studies of Autologous CRISPR-CAS9-Modified CD34+ Hematopoietic Stem and Progenitor Cells Haydar Frangoul, Yael Bobruff, Maria Domenica Cappellini, Selim Corbacioglu, Christine Marie Fernandez, Josu de la Fuente, Stephan Grupp, Rupert Handgretinger, Tony W. Ho, Suzan Imren, Antonis Kattamis, Julie Lekstrom-Himes, Franco Locatelli, Yimeng Lu, Markus Mapara, Sarah Mulcahey, Mariane de Montalembert, Damiano Rondelli, Niraj Shanbhag, Sujit Sheth, Sandeep Soni, Martin H. Steinberg, Michael Weinstein, John Wu, Donna Wall 62nd Annual American Society of Hematology Meeting December 6, 2020 Exhibit 99.2

Studies in Patients With Transfusion-dependent β-Thalassemia (TDT) and Sickle Cell Disease (SCD) Are Ongoing Target enrollment 45 patients aged 12 to 35 years with TDT, including β0 / β0 genotypes, defined as a history of at least 100 mL/kg/year or 10 units/year of pRBC transfusions in the previous 2 years 45 patients aged 12 to 35 years with severe SCD and a history of ≥2 vaso-occlusive crises per year over the previous 2 years Primary endpoints Proportion of patients achieving sustained transfusion reduction of 50% for at least 6 months starting 3 months after CTX001 infusion Proportion of patients with HbF ≥20% sustained for at least 3 months starting 6 months after CTX001 infusion Design Phase 1 / 2, international, multicenter, open-label, single-arm study (NCT03655678) Phase 1 / 2, international, multicenter, open-label, single-arm study (NCT03745287) Here, we present safety and efficacy results from the first 10 patients infused with CTX001 HbF: fetal hemoglobin; pRBC: packed red blood cell; SCD: sickle cell disease; TDT: transfusion-dependent β-thalassemia.

CRISPR-Cas9-Mediated Editing of *BCL11A* Increases HbF Levels[1]


Cas9
DNA
Guide RNA
BCL11A gene
(chromosome 2)
Erythroid enhancer
BCL11A
Reduced expression
in erythroid lineage
β-globin locus
(chromosome 11)
Gγ
Aγ
δ
β

- Naturally occurring genetic polymorphisms in *BCL11A* are associated with elevated HbF and decreased severity of TDT and SCD[2-4]
- BCL11A suppresses expression of HbF
- Editing of *BCL11A* results in reactivation of γ-globin expression and formation of HbF ($\alpha 2 \gamma 2$) in mouse models
- CTX001 is produced using ex vivo editing of the erythroid enhancer region of *BCL11A* in $CD34^+$ HSPCs and reduces erythroid-specific expression of BCL11A
- Infusion of CTX001 leads to an increase in HbF levels in erythroid cells in vivo

HbF: fetal hemoglobin; HSPCs: hematopoietic stem progenitor cells; SCD: sickle cell disease; TDT: transfusion-dependent β-thalassemia.

1. Figure modified from Canver MC, Orkin SH. *Blood*. 2016;127:2536-2545; 2. Murray N, et al. *Br J Haematol*. 1988;69:89-92; 3. Conley CL, et al. *Blood*. 1963;21:261-281; 4. Bank A. *Blood*. 2006;107:435-443.

CTX001 Infusion Process



Stage 1
Stage 2
Stage 3
Stage 4
Clinical trial site
Screening
Stem cells collected[a]
Cells returned and ready for infusion
Myeloablative conditioning (busulfan)
CTX001 infusion
Engraftment and hematopoietic recovery
Discharge and 2-year follow-up[b]
Long-term follow-up[c]
Cells shipped to a central manufacturing location
Central manufacturing location
Isolate CD34+ cells
CRISPR-Cas9 editing
Cells frozen and undergo QC testing prior to release

- Patients are monitored for engraftment, hematopoietic recovery, adverse events, hemoglobin production, hemolysis, HbF and F-cell expression, pRBC transfusion requirements (TDT), and VOCs (SCD)

F-cell: HbF-containing cell; HbF: fetal hemoglobin; pRBC: packed red blood cell; SCD: sickle cell disease; TDT: transfusion-dependent β-thalassemia; QC: quality control; VOCs: vaso-occlusive crises.
[a]Patients enrolled in CLIMB THAL-111 received a combination of plerixafor and filgrastim for mobilization, while patients enrolled in CLIMB SCD-121 received plerixafor only. Back-up cells kept at site as a safety measure; [b]Patients will be followed for 24 months after CTX001 infusion with physical exams, laboratory and imaging assessments, and adverse-event evaluations; [c]All patients who receive CTX001 will be followed for 15 years in a long-term follow-up study (NCT04208529) after completion or withdrawal from CLIMB THAL-111 or CLIMB SCD-121.

TDT: Patient Baseline and Treatment Characteristics Patients with ≥3-month follow-up (n=7) pRBC: packed red blood cell; TDT: transfusion-dependent β-thalassemia. aIVS-I-110 phenotype is severe and similar to β0 / β0; bAnnualized number during the 2 years before consenting to study participation; cDefined as the first day of 3 measurements of absolute neutrophil count ≥500 cells/µL on 3 consecutive days; dStudy day defined as day after CTX001 infusion; eDefined as the first day of 3 consecutive measurements of platelet count ≥20,000/µL on 3 different days after CTX001 infusion, without a platelet transfusion in the past 7 days. Patient characteristics Genotype, n β+ / β+ β0 / β+ (not IVS-I-110) β0 / β+ (IVS-I-110)a β0 / β0 2 2 2 1 Gender, Female/Male, n 5/2 Age at consent, years Median (range) 23 (19 – 26) Pre-study pRBC transfusionsb Units/year, median (range) Transfusions episodes/year, median (range) 33.0 (23.5–61.0) 15.0 (12.5–16.5) Treatment characteristics Median (range) 11.6 (4.5 – 16.6) Drug product cell dose, CD34+ cells × 106/kg 32 (20 – 39) Neutrophil engraftment,c Study Dayd 37 (29 – 52) Platelet engraftment,e Study Dayd 8.9 (3.8 – 21.5) Duration of follow-up, Months

TDT: Summary of Adverse Events

Patients with ≥3-month follow-up (n=7)

AEs were generally consistent with myeloablation and autologous stem cell transplant

Months of follow-up, median (range)	8.9 (3.8–21.5)	
	Patients with non-serious AEs, n	**Patients with SAEs, n**
Relationship[a]		
Related to plerixafor and/or G-CSF	6	0
Related to busulfan only	7	2
Related to CTX001 only	1[b]	1
Related to busulfan and CTX001	3[c]	1
Not related to any study drug	7	4

- Majority of AEs occurred within first 60 days after CTX001 infusion
- 2 patients experienced a combined total of 5 SAEs related or possibly related to busulfan only: venoocclusive liver disease (in both patients), febrile neutropenia (2 events in 1 patient), and colitis; all resolved
- One patient experienced 4 SAEs related or possibly related to CTX001: headache, haemophagocytic lymphohistiocytosis (HLH), acute respiratory distress syndrome, and idiopathic pneumonia syndrome (latter also related to busulfan). All SAEs occurred in the context of HLH and have resolved.
- No CTX001-related SAEs were reported in the other patients

AEs: adverse events; G-CSF: granulocyte colony-stimulating factor; SAEs: serious adverse events.

[a]Includes related and possibly related AEs. [b]1 patient experienced a non-serious AE of anaemia possibly related to CTX001 (resolved). [c]3 patients experienced non-serious AEs related or possibly related to busulfan and CTX001: petechiae, pyrexia, epistaxis, lymphocyte count decreased, neutrophil count decreased, WBC count decreased, and platelet count decreased.

Months after CTX001 infusion TDT: Clinically Meaningful HbF and Total Hb Are Achieved Early and Maintained CTX001 infusion Hb: hemoglobin; HbA: adult hemoglobin; HbF: fetal hemoglobin; TDT: transfusion-dependent β-thalassemia. aHb adducts and other variants. b With respect to Patient 2, Total Hb from local laboratory and Hb fraction from central laboratory. Total Hb, Median (range), g/dL n = 1 7 5 7 7 5 7 5 1 2 1 1 (0.0 – 0.6) 4 5 10.1 (8.4 – 12.0) (0.1 – 1.8) 3 2 11.5 (8.5 – 13.1) 6 9 12 15 12.1 (11.0 – 12.9) 18 8.8 (6.6 – 13.2) 10.5b (6.6 – 12.1) 12.0 (11.1 – 13.6) 11.6 (10.3 – 13.4) 12.2 (11.9 – 12.5) Hb, othera Median Hb fractionationa, Hb g/dL HbF, Median (range), g/dL

TDT: Early, Sustained Increases in Total Hb & HbF Across Genotypes B 3 2 6 9 18 1 15 12 4 5 Months after CTX001 infusion B 3 2 6 1 4 5 Months after CTX001 infusion c Patient 1: β0 / β+ (IVS-I-110)a Patient 2: β0 / β+ Patient 4: β0 / β+ Patient 5: β+ / β+ Patient 3: β+ / β+ Patient 6: β0 / β+ (IVS-I-110)a Patient 7: β0 / β0 14.1 12.5 11.1 13.4 10.3 13.1 9.7 B: Baseline, Hb: hemoglobin; HbA: adult hemoglobin; HbF: fetal hemoglobin; TDT: transfusion-dependent β-thalassemia. aTotal Hb from local laboratory and Hb fraction from central laboratory. aIVS-I-110 phenotype is severe and similar to β0 / β0 cHb adducts and other variants Total Hb (g/dL) at last visit Hb (g/dL) Hb (g/dL) Hb (g/dL) Hb (g/dL) Hb (g/dL) Hb (g/dL) Hb (g/dL)

TDT: Pancellular Expression of HbF Is Maintained Months after CTX001 infusion Median % peripheral F-cells (range), % circulating RBCs expressing HbF CTX001 infusion n = 1 7 5 7 7 5 7 5 1 2 1 F-cells: HbF-containing cells; HbF: fetal hemoglobin; RBCs: red blood cells; TDT: transfusion-dependent β-thalassemia. 2 1 3 4 9 5 6 15 12 18

aIVS-I-110 phenotype is severe and similar to β0 / β0. Hb: hemoglobin; pRBC: packed red blood cell; RBC: red blood cell; TDT: transfusion-dependent β-thalassemia. Patient receiving pRBC transfusions Patient not receiving pRBC transfusions Months after CTX001 infusion Pre-study RBC transfusions (units/year) Patient Genotype Total Hb at last visit 34 1 β0 / β+ (IVS-I-110)a 14.1 g/dL 61 2 β0 / β+ 12.5 g/dL 51.5 3 β+ / β+ 11.1 g/dL 23.5 4 β0 / β+ 13.4 g/dL 33 5 β+ / β+ 10.3 g/dL 26.5 6 β0 / β+ (IVS-I-110)a 13.1 g/dL 26 7 β0 / β0 9.7 g/dL TDT: Duration of Transfusion Independence After CTX001

SCD: Patient Baseline and Treatment Characteristics Patients with ≥3-month follow-up (n=3) SCD: sickle cell disease; VOCs: vaso-occlusive crises. aAnnualized rate during the 2 years before consenting to study participation; bAcross multiple drug product lots per patient; cDefined as the first day of 3 measurements of absolute neutrophil count ≥500 cells/µL on 3 consecutive days; dStudy day defined as day after CTX001 infusion eDefined as the first day of 3 consecutive measurements of platelet count ≥50,000/µL on 3 different days after CTX001 infusion, without a platelet transfusion in the past 7 days. Genotypes, n βS / βS 3 Gender, Female/Male, n 2/1 Age at consent, years Median (range) 22 (22 – 33) Pre-study VOCs VOCs/yeara, Median (range) 7 (4.0 – 7.5) Treatment characteristics Patient characteristics Median (range) 3.8 (3.1 – 3.9) Drug product cell dose,b CD34+ cells × 106/kg 22 (17 – 30) Neutrophil engraftment,c Study Dayd 30 (30 – 33) Platelet engraftment,e Study Dayd 7.8 (3.8 – 16.6) Duration of follow-up, Months

SCD: Summary of Adverse Events

Patients with ≥3-month follow-up (n=3)

AEs were generally consistent with myeloablation and autologous stem cell transplant

Months of follow-up, ***median (range)***	7.8 (3.8 – 16.6)	
	Patients with non-serious AEs, n	**Patients with SAEs,** n
Relationship[a]		
Related to plerixafor only	3	1
Related to busulfan only	3	1
Related to CTX001 only	0	0
Related to busulfan and CTX001	2[b]	0
Not related to any study drug	3	2

- Majority of AEs occurred within first 60 days after CTX001 infusion
- 1 patient experienced SAEs related to plerixafor: chest pain, neck pain, headache, and abdominal pain; all resolved
- Post-CTX001, only 1 patient experienced SAEs: sepsis (related to busulfan), cholelithiasis, and abdominal pain (both unrelated to any study drug); all resolved
- There were no SAEs related to CTX001

AEs: adverse events; SAEs: serious adverse events.

[a]Includes related and possibly related AEs. [b]2 patients experienced non-serious AEs related or possibly related to busulfan and CTX001: lymphopenia and dermatitis.

SCD: Clinically Meaningful HbF and Total Hb Are Achieved Early and Maintained Hb: hemoglobin; HbA: adult hemoglobin; HbF: fetal hemoglobin; HbS: sickle hemoglobin; SCD: sickle cell disease. aHb adducts and other variants. CTX001 infusion Months after CTX001 infusion 12 42.4% 53.1% 15 89.7% 33.7% 46.8% 25.6% Patient 1 Patient 2 Patient 3 43.5% 89.7% 8.9 7.2 10.1 8.3 11.3 9.2 Hb fractionationa, Hb g/dL Hb, othera

CTX001 infusion SCD: Pancellular HbF Expression is Maintained % peripheral F-cells, % circulating RBCs expressing HbF Months after CTX001 infusion 12 15 F-cells: HbF-containing cells; HbF: fetal hemoglobin; RBCs: red blood cells; SCD: sickle cell disease. Patient 1 Patient 2 Patient 3

SCD: Duration VOC-free After CTX001 SCD: sickle cell disease; VOCs: vaso-occlusive crises. 7.0 7.5 4.0 Months after CTX001 infusion Pre-study VOC burden Average number per year over the previous 2 years g/dL g/dL g/dL Total Hb at last visit All patients have detectable haptoglobin and improved LDH, indicating no evidence of hemolysis Patient 1 Patient 2 Patient 3

SCD: sickle cell disease; TDT: transfusion-dependent β-thalassemia. aBone marrow editing assessments performed starting at 6 months, 12 months, and 24 months of follow-up. 1 2 3 4 5 1 2 12-month visit 76.1 80.4 6-month visit 78.1 41.8 72.6 76.6 88.1 81.4 87.3 Total follow-up, months 21.5 11.7 9.1 8.9 8.2 16.6 7.8 TDT SCD Allelic editing in CD34+ bone marrow cells, % Durable BCL11A Editing Observed in Bone Marrow CD34+ Cells Patients with ≥6-month follow-up (n=5 TDT patients, n=2 SCD patients)a

Conclusions HbF: fetal hemoglobin; SCD: sickle cell disease; TDT: transfusion-dependent β-thalassemia; VOCs: vaso-occlusive crises. The first 10 patients treated with CTX001 have been followed for 3.8 to 21.5 months and have stopped transfusions (TDT) and are VOC-free (SCD) Overall safety profile is generally consistent with myeloablative conditioning and autologous bone marrow transplant Clinically meaningful HbF and total hemoglobin levels are observed early and maintained across all 10 patients Clinical proof-of-concept for CTX001 has now been demonstrated for both TDT and SCD These data demonstrate that CTX001 is a potential functional cure for the treatment of TDT and SCD

Thank You to Study Participants and Their Families

CLIMB THAL-111 and CLIMB SCD-121 sites



Both

- Lucille Packard Children's Hospital of Stanford University, Palo Alto
- Columbia University Medical Center, New York
- The Children's Hospital at TriStar Centennial Medical Center / Sarah Cannon Center for Blood Cancers, Nashville
- The Hospital for Sick Children, Toronto
- Regensburg University Hospital, Clinic and Polyclinic for Paediatric and Adolescent Medicine, Paediatric Haemotology, Oncology and Stem Cell Transplantation
- Dipartimento di Onco-Ematologia e Terapia Cellulare e Genica Ospedale Pediatrico Bambino Gesù – IRCCS, Rome
- Imperial College Healthcare, London

SCD-121

- University of Illinois at Chicago Hospitals and Health Systems
- Children's Hospital of Philadelphia
- St. Jude Children's Research Hospital, Memphis
- Methodist Children's Hospital / Texas Transplant Institute, San Antonio
- Hôpital Universitaire des Enfants Reine Fabiola, Brussels

THAL-111

- BC Children's Hospital, Vancouver
- University Hospital Tübingen

Thank you to study participants and their families, as well as **sites, investigators, nurses, and the entire CTX001 team** from CRISPR Therapeutics and Vertex Pharmaceuticals